                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):             February 9, 1998



                            SUMMIT CARE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



  California                       1-19411                      95-3656297
(STATE OR OTHER               (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                    NUMBER)                  IDENTIFICATION NO.)
 INCORPORATION)

        2600 West Magnolia Boulevard                    91505-3031
             Burbank, California

  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (818) 841-8750



                                     None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                       1
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ITEM 5.  OTHER EVENTS

         The registrant has entered into a definitive merger agreement for the acquisition of the registrant by Fountain View, Inc., and the registrant has reported its fiscal 1998 second quarter and six month results, all as more fully described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press release dated February 9, 1998 announcing the terms of merger agreement and reporting fiscal 1998 second quarter and six-month results.



                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SUMMIT CARE CORPORATION


Date:  February 11, 1998             By:  /s/ William C. Scott
                                          ------------------------------
                                          William C. Scott
                                          Chairman, President
                                          and Chief Executive Officer



                                 EXHIBIT INDEX

        Exhibit No.                            Description
        -----------                            -----------

           99.1 Press release dated February 9, 1998 announcing the terms of merger agreement and reporting fiscal 1998 second quarter and six-month results.

                                       2